UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: February 13, 1998



                           CAROLINA FIRST CORPORATION
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             (Exact name of registrant as specified in its charter)


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
South Carolina                           0-15083                               57-0824914
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(State of other juris-                   (Commission                            (IRS Employer
diction of incorporation)                 File Number)                        Identification Number)

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 102 South Main Street, Greenville, South Carolina      29601
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 (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900




                  The Exhibit Index appears on page 4 hereof.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.   Not Applicable

(b)  PRO FORMA FINANCIAL INFORMATION.  Not Applicable

(c)  EXHIBITS.

         99.1     Form of Purchase Agreement utilized in the Offering.
         99.2 Placement Agency Agreement between Carolina First Corporation and Kelton International Limited.
         99.3     Press Release. Incorporated by reference to Exhibit
                  99.1 to the Company's Current Report on Form 8-K dated February 13, 1998.


ITEM 9.           OTHER EVENTS

         On February 13, 1998, the Company consummated the sale (the "Offering") of 2,000,000 shares (the "Common Stock") at a price per share of $20.50.

         Kelton International Limited served as placement agent (the "Placement Agent") for the Offering. The Shares were offered to a limited number of investors who were not "U.S. persons" as that term is defined in Regulation S ("Regulation S") promulgated pursuant to the Securities Act of 1933 (the "Securities Act").

         The Company paid an underwriting discount of $0.82 per share, for an aggregate underwriting discount of $1,640,000. The Placement Agent will also be reimbursed for certain expenses, up to a maximum of $120,000.

         The Offering was exempt from registration under the Securities Act by virtue of compliance with Regulation S. The Company, the Placement Agent and the purchasers of the Shares (the "Purchasers") executed agreements pursuant to which they agreed, among other things, to comply with the provisions of Regulation S. Without limiting the foregoing, the Company agreed (a) to offer and sell the Shares to the Purchasers only in an "offshore transaction" (as defined in Regulation
S), (b) not to engage with respect to the Shares in any "directed selling efforts" (as defined in Regulation S) in or directed toward the United States, (c) to comply with all "offering restrictions" (as defined in Regulation S) in respect of the Shares, (d) not to deliver the Private Placement Memorandum (used in the Offering) or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S) (other than its professional advisers), (e) not to make any offers or sales of any of the Shares or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), and (f) not to make any sales of any of the Shares or any interest therein to any person other than the Purchasers.

         Under applicable agreements between the Company and the Purchasers, the Company has agreed to file a registration statement on Form S-3 with respect to Shares within 10 days of February 13, 1998, registering the resale of such Shares in the United States.

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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAROLINA FIRST CORPORATION


February 23, 1998                       By: /s/ William S. Hummers III
                                            --------------------------
                                                William S. Hummers III
                                                Executive Vice President

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                             EXHIBIT INDEX

EXHIBIT

99.1     Form of Purchase Agreement utilized in the Offering.
99.2 Placement Agency Agreement between Carolina First Corporation and Kelton International Limited.
99.3 Press Release. Incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated February 13, 1998.

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